UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2013

Polymer Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-14330

Delaware	57-1003983
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
9335 Harris Corners Parkway, Suite 300
Charlotte, North Carolina 28269
(Address of principal executive offices, including zip code)
(704) 697-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On October 15, 2013, Polymer Group, Inc. (the “Company”) issued a press release announcing that it has commenced a consent solicitation to amend the indenture, dated January 28, 2011, among the Company, the guarantors party thereto and Wilmington Trust Company, as trustee, with respect to the Company’s $560,000,000 outstanding principal amount of 7.75% Senior Secured Notes due 2019. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Polymer Group, Inc.

By:	/s/ Dennis E. Norman
Name:	Dennis E. Norman
Title:	Executive Vice President, Chief Financial Officer and Treasurer
Date: October 15, 2013

Index to Exhibits

Exhibit Number	Description

99.1	Press Release of Polymer Group, Inc. dated October 15, 2013.